Exhibit 99.1

 Investor Day 2026  November 4, 2026 | NYC  BUILT FOR MORE

 Welcome and Opening Remarks  2  Christian Audi  SENIOR DIRECTOR,Investor relations  2026 INVESTOR DAY |

 3  Forward-Looking Statements and Non-GAAP Measures  Statements made in this presentation that are not historical are forward-looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In addition to statements with respect to guidance, the terms “outlook,” “may,” “should,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “objective,” “plan,” “project” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from the forward-looking statements, general economic uncertainty; the impact of geopolitical activity, including the armed conflicts in the Middle East, including the impact on shipping in the area and the invasion of Ukraine by Russia and international sanctions imposed in response thereto; market conditions in the industrial, oil & gas, energy, power generation, infrastructure, commercial construction, truck and automotive industries, including as a result of significant volatility in oil prices resulting from disruptions in the oil markets as a result of geopolitical activity; supply chain risks, including disruptions in deliveries from suppliers due to political tensions and armed conflicts; impacts from the imposition, or threat of imposition, of tariffs and other trade restrictions; the ability of the Company to achieve its plans or objectives related to its growth strategy; market acceptance of existing and new products; market acceptance of price increases; successful integration of acquisitions, the impact of dispositions and restructurings; the ability of the Company to continue to achieve or maintain operational improvements related to restructuring actions; operating margin risk due to competitive pricing and operating efficiencies; risks related to reliance on independent agents and distributors for the distribution and service of products; material, labor, or overhead cost increases; tax law changes; foreign currency risk; interest rate risk; commodity risk; litigation matters; cybersecurity risk; impairment of goodwill or other intangible assets; the Company’s ability to access capital markets and other risks and uncertainties that may be referred to or noted in the Company’s reports filed with the Securities and Exchange Commission from time to time, including those described in the Company’s Form 10-K for the fiscal year ended August 31, 2026. In addition, statements with respect to the post-closing contributions of SFE Group to the Company’s consolidated results are subject to risks and uncertainties that include, but are not limited to: the ultimate outcome, benefits and synergies of the acquisition of SFE Group and future financial performance, including revenues, cash flows, operating expenses and profitability, involve risks and uncertainties, and are subject to change based on various important factors, including risks that the acquisition disrupts current plans and operations of Enerpac Tool Group or SFE Group; the risk that disruptions from the transaction may make it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with SFE Group’s customers, distributors, vendors and others with whom it does business; and the impact of changes in relevant national and regional economies. Enerpac Tool Group disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason, except to the extent required by law.  This presentation also contains financial measures that are not measures presented in conformity with GAAP. These non-GAAP measures include organic sales, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net earnings, adjusted earnings per share, and net debt. The supplemental financial schedules appended at the end of this presentation include reconciliations of these non-GAAP measures to the most comparable GAAP measure. Enerpac Tool Group acknowledges that there are many items that impact a company’s reported results, and the adjustments reflected in these non-GAAP measures are not intended to present all items that may have impacted these results. In addition, these non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies. Adjusted diluted earnings per share for fiscal year 2027 is calculated in a manner consistent with the historical presentation of that measure in the accompanying tables. Because of the forward-looking nature of this estimate, it is impractical to present a quantitative reconciliation of this non-GAAP measure to the comparable GAAP measure, and accordingly no such GAAP measure for that period is being presented.

# TODAY'S AGENDA

**9:00 AM** **Welcome and Opening Remarks**
Christian Audi | Senior Director, Investor Relations

**A Stronger Enerpac, Positioned to Outperform**
Paul Sternlieb | President and CEO

**Scaling Commercial Excellence to Accelerate Growth**
Phil Jefferson | EVP, Chief Commercial Officer

**SFE: New Platform for Profitable Growth**
Vinay Varma | President, SFE

**9:55 AM** **Q&A Session**

**10:15 AM** **BREAK**

**10:30 AM** **Innovation Powers the Portfolio and Propels Our Growth Strategy**
Mart Hinnen | EVP of Innovation and Heavy Industrial Technologies

**Continuous Improvement Culture Driving Operational Excellence**
Eric Chack | EVP, Operations

**Financial Framework for a High-Quality Industrial Compounder**
Darren Kozik | EVP and CFO

**Closing Remarks: Invest with Us**
Paul Sternlieb | President and CEO

**11:30 AM** **Q&A Session**

**12:00 PM** **Leadership Luncheon and Product Demo**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 4

 5  Enerpac Video

 A Stronger Enerpac, Positioned to Outperform  6  Paul Sternlieb  President and CEO  2026 INVESTOR DAY |

# INVESTMENT THESIS

1. **Delivering Mission-Critical Industrial Solutions**
   through highly engineered equipment, applications expertise, and innovation into attractive end markets benefiting from favorable secular growth tailwinds

2. **Advancing from ASCEND to PROPEL**
   next-generation profitable growth strategy with systems and processes to enable greater commercial and operational excellence

3. **Expanding Technology and Market Leadership**
   through differentiated solutions and deeper penetration of attractive end markets

4. **Driving Sustainable Top-Quartile Returns**
   through consistent execution, competitive advantages, and disciplined capital allocation

5. **Sharpening Execution with Experienced and Empowered Management Team**
   and clear strategy to accelerate above-market growth in a ~$5.5B SAM


ENERPAC

SAM = Serviceable Addressable Market.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 7

# OUR COMPANY HAS UNDERGONE A TRANSFORMATION

## Evolution of Our Company

*115+ Years of Excellence*

- **1910** American Mfg. Grinder Co.
- **1927** BLACKHAWK
- **1987** APPLIED POWER
- **2000** Actuant — Applied Power Spin-Off
- **2019** ENERPAC TOOL GROUP

SAM = Serviceable Addressable Market.

## A Track Record of Strategic Execution

### 2016 – 2021

- Realigned segments and portfolio optimization
- Sold non-core businesses including EC&S segment
- Rebranded as Enerpac Tool Group

### 2021 – 2026

- Paul Sternlieb joined Enerpac as CEO in October 2021
- Introduced clear initiatives to take organization to next level of growth and profitability
- Divested Cortland Industrial, focusing portfolio on higher-growth Cortland Biomedical business
- Completed ASCEND transformation program and reaccelerated strategic M&A through acquisition of DTA
- Expanded Heavy Lifting Technology through Hydra Pac acquisition
- Completed transformational SFE Group acquisition, expanding SAM opportunity by ~$1B

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 8

# STRONG EXECUTION HAS DELIVERED SIGNIFICANTLY IMPROVED RESULTS, DESPITE MACRO HEADWINDS

| | FY26[1] | Performance FY22 – FY26 |
|---|---|---|
| Net Sales | $652M | +3.4% CAGR |
| Gross Profit Margin | 49.2% | +270 bps |
| Adjusted EBITDA[2] | $154M | +16.8% CAGR |
| Adjusted EBITDA Margin[2] | 23.7% | +920 bps |
| Adjusted Diluted EPS[2] | $1.87 | +131% |
| ROIC[3] | 12.6% | +700 bps |
| Free Cash Flow[2] | $120M | +29% CAGR |



**ADVANCING FROM ASCEND PROGRAM TO PROPEL – BECOMING AN INDUSTRIAL COMPOUNDER**

[1] Excludes SFE Group. [2] Adjusted EBITDA, adjusted EBITDA margin, adjusted diluted EPS, and free cash flow are non-GAAP measures and exclude restructuring and other charges identified in the accompanying reconciliations to GAAP measures. Free cash flow is a non-GAAP measure calculated as cash from operations less capital expenditures. The calculation of year-over-year changes in basis points may differ due to rounding. [3] Based on CAPIQ definition calculated as EBIT x (1 - 37.5%) / average total capital.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 9

 10  Enerpac Growth Outpacing Industrial Markets  FY = EPAC Fiscal Year ended August 31. CY = Calendar Year ended December 31. 1 Source: Board of Governors of the Federal Reserve System (U.S.) via FRED®. 2 Source: Industrial Production Index – Euromonitor International from UN / National Statistics / Eurostat / OECD.  SALES AND MARKET GROWTH  Legacy Enerpac Tool Group Total and Product YoY Organic Sales Growth by Fiscal Year vs. U.S. and European Industrial Growth  1  2  FY22  FY23  FY24  FY25  FY26

# LONGER-CYCLE PROJECT VISIBILITY SUPPORTS A MORE DURABLE GROWTH PROFILE

| MISPERCEPTIONS | REALITY |
|---|---|
| *Enerpac is Purely Short-Cycle / Book-and-Ship* | **Demand generation program** and **balanced opportunity tracking** enables visibility to longer-cycle opportunities tied to maintenance, infrastructure, industrial production, and large customer programs, utilizing Enerpac Commercial Excellence (ECX) |
| *Limited Visibility Beyond Near-Term Demand* | **Global sales organization leverages CRM** to identify, track, and advance project opportunities well ahead of order conversion |
| *Demand Generation Starts When Order is Placed* | **Commercial teams and application engineers leverage customer relationships and monitor channel activity** months or quarters before purchase decisions are finalized |
| *Longer-Cycle Projects are Not Meaningful to Growth* | **Opportunities being developed today can become orders 2 – 3 years from now**, supporting a more durable growth pipeline, and often a 'hunting license' for additional orders as customer needs expand on a given project |



**DISCIPLINED COMMERCIAL ENGINE PROVIDES ENERPAC GREATER PIPELINE VISIBILITY**

CRM = Customer Relationship Management

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 11

# ENERPAC TOOL GROUP SNAPSHOT (NYSE: EPAC)

**KEY STATISTICS**
*Includes Legacy Enerpac Tool Group and SFE Group*

| | |
|---|---|
| Founded | 1910 |
| Global HQ | Milwaukee, WI |
| Market-cap[1] | ~$2.0B |
| Employees[2] | ~2,550 |
| Distributors and Customers[2] | ~2,200 |



[1] As of October 30, 2026.
[2] Pro Forma data includes SFE Group as of TTM Mar-26.

**$822M Pro Forma FY26 Net Sales Breakdown[2]**


Businesses
79%
21%
3%
Cortland Biomedical
Legacy Enerpac Tool Group
SFE


Product vs. Service
15%
85%
Product
Service


Geography
54%
11%
35%
Americas
APAC
EMEA

**BUILT FOR MORE – PROPELLING FORWARD TO DELIVER HIGH-QUALITY INDUSTRIAL TOOLS AND TOP-QUARTILE FINANCIAL PERFORMANCE**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 12

 13  Driving a Connected One Enerpac Culture  1 Survey results are legacy Enerpac Tool Group.  MISSION STATEMENT  We Make Complex, Often Hazardous Jobs Possible Safely and Efficiently  CORE VALUES  Employee engagement score of 82, exceeding industrial benchmark by 2 points  Improved 12% since 2022  Leadership, communication, and engagement opportunities driving growth mindset and culture  Engaged Employees Are Our Strength  DIRECT SURVEY RESPONSE QUOTES  “The company provides a positive work environment with ample opportunities for professional growth. There are plenty of chances to learn and team collaboration is outstanding.”  “Strong focus on quality and continuous improvement.”  “I appreciate the high level of trust leadership places in employees. It allows for a sense of ownership that is rare for this industry.”  SAFETY  INTEGRITY  OWNERSHIP  TEAMWORK  AGILITY  Global Employee Overall Engagement Scores1

# THE NEW ENERPAC TOOL GROUP: BUILT FOR MORE

## $822M Pro Forma FY26 Net Sales[1]

| | LEGACY ENERPAC TOOL GROUP (79%)[2] | | SFE (21%)[2] |
|---|---|---|---|
| | INDUSTRIAL TOOLS & SERVICES (IT&S) (76%)[2] | CORTLAND BIOMEDICAL (3%)[2] | |
| FY26 Net Sales | $626M | $26M | $170M[3] |
| Product (*% of FY26 Net Sales*) | 83% | 100% | 91% |
| Service (*% of FY26 Net Sales*) | 17% | 0% | 9% |




High-growth, high-margin medical device component platform
Durable customer relationships and capital-efficient growth
Differentiated textile manufacturing capabilities



[1] Includes SFE Group net sales as of TTM Mar-26. [2] Percent of Pro Forma FY26 net sales. [3] SFE Group net sales for TTM Mar-26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 14

 15  What We Do: LEGACY ENERPAC TOOL GROUP – IT&S(76% of net sales1)  IT&S = Industrial Tools & Service. OEM = Original Equipment Manufacturer.1 Percent of Pro Forma FY26 net sales that includes SFE Group for TTM Mar-26.   SPREADERS  PUMPS  CYLINDERS  BOLTING  PULLERS  WORK HOLDING  PRESSES  CUTTERS  HEAVY LIFTING  STRONG BRAND  RECOGNITION  Serving a Diversified Customer Base of Specialty Dealers, National Distributors, and Large OEMs  SERVICE & RENTAL  Bolting • Machining • Joint Integrity • Spares •   Repairs • Training   MANUAL MACHINE SKATE SETS  (E-MOVERS)  AUTOMATED LOAD MOVERS   (AGVs)

 16  What We Do: SFE (21% of net sales1)  STRONG BRAND  RECOGNITION  Premium Brand Platform with Strong Margins and a Complementary Market-Leading Position  SERVICE & RENTAL  ORBITAL WELDING & CUTTING  TOOLS & LIFTING EQUIPMENT  PIPE BEVELING & ON-SITE MACHINING  1 Percent of Pro Forma FY26 net sales that includes SFE Group net sales for TTM Mar-26.

# WHAT WE DO: SERVICE BUSINESS (15% OF NET SALES[1])

## HIGHLY COMPLEMENTARY TO PRODUCT BUSINESS

- Puts Our Tools in the Field
- Sells Our Products
- Directly Feeds R&D

## HOW WE OPERATE

**60%[2]**

### RENTAL

*Manufacture and place in our rental fleet*

~60,000 tools in rental fleet

~30 locations globally

**40%[2]**

### HIGHLY-SKILLED LABOR

*Bolting, machining, joint integrity and leak sealing, under Hydratight brand*

~500 technicians globally on time-and-material projects

7 of top 10 major Refining and Petrochemical companies served

**Recurring by design:** master service agreements can be up to five years for large projects

## GEOGRAPHIC EXPOSURE



46%
3%
32%
19%
Americas
APAC
Middle East[3]
Europe[3]

**PROVIDING MISSION-CRITICAL INTEGRITY ASSURANCE SERVICES**

[1] Percent of Pro Forma FY26 net sales that includes SFE Group net sales for TTM Mar-26. [2] Percent of Pro Forma FY26 Service net sales that includes SFE Group net sales for TTM Mar-26. [3] Includes Middle East / North Africa / Caspian (MENAC). Middle East and Europe are reported as EMEA.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 17

 18  Reshaping Service to Drive More Consistentgrowth and higher margins…  …With stronger product pull-through  WHERE WE WEREWhy Change Was Needed  Revenue pressured by softer turnaround and outage activity  Regulatory and geopolitical challenges constrained demand  Broad portfolio with exposure to lower-value work  WHERE WE ARE GOINGRepositioned for Profitable Growth  Expand in attractive markets with stronger demand and growth potential  Selectively invest in differentiated, higher-margin technical services  Expand product rentalsto drive recurringrevenue and productpull-through  WHAT WE DIDActions Taken to Strengthen Foundation of Business  Sharpened commercial focus on higher-value opportunities  Right-sized based on market demand  Rationalized portfolio to prioritize differentiated technical scopes and capabilities

# SIGNIFICANT MARKET OPPORTUNITY: POISED TO GROW ABOVE MARKET

**Industrial Tools TAM**
**>$100B**

**High-Pressure Tools & Solutions TAM**
**$21B**

**Enerpac SAM**
**~$5.5B**
*Added $1B from SFE Group Acquisition*

| | |
|---|---|
| **2% – 3%** | Market Growth Rate[1] (2026 – 2030) |
| **+200 – 300 bps** | EPAC Above-Market Growth Target |

**FAVORABLE MEGA TRENDS PROVIDE GROWTH TAILWINDS**

- Government investments in infrastructure upgrades
- Energy transition buildout and U.S. nuclear investments
- Data center / digital infrastructure buildout
- Maintenance and asset integrity investments
- Increased defense spending and industrial reshoring

**WELL POSITIONED TO CAPITALIZE ON TRENDS WITH OUR COMPETITIVE ADVANTAGES**

SAM = Serviceable Addressable Market. TAM = Total Addressable Market. [1] Source: demand-driven and competitive market assessments.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 19

# LARGE, FRAGMENTED END MARKETS PROVIDE GROWTH OPPORTUNITIES

## PRO FORMA[1] FY26 END MARKET EXPOSURE[2]



30%
Industrial & MRO
19%
Refinery & Petrochemical
17%
Specialized Applications
Includes Mining, Data Centers, Heavy Equipment, and Aerospace & Defense
14%
Power Generation
12%
Infrastructure
8%
Other

MRO = Maintenance, Repair, and Operation. [1] Includes legacy Enerpac Tool group and SFE Group. [2] Represents the Company's best estimate of end market revenues by category.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 20

# CONCENTRATING CAPITAL AND RESOURCES ON ATTRACTIVE END MARKETS

| | Industrial & MRO | Refinery & Petrochemical | Specialized Applications[2] | Power Generation | Infrastructure |
|---|---|---|---|---|---|
| Market Size[1] | ~$1.3B | ~$1.5B | ~$1.1B | ~$0.7B | ~$0.5B |
| Market Growth[1] | ~2% – 3% | ~2% – 3% | ~3% – 4% | ~3% – 4% | ~4% – 5% |
| % of EPAC PF FY26 Net Sales[3] | 30% | 19% | 17% | 14% | 12% |
| Mega Trends Benefiting Enerpac | Increased Defense Spending and Industrial Reshoring | Maintenance and Asset Integrity Investments | Data Center / Digital Infrastructure Buildout | Energy Transition Buildout and U.S. Nuclear Investments | Government Investments in Infrastructure Upgrades |
| Enerpac's Right to Win | ✓Mission-Critical Solutions<br>✓Specialized Tool Portfolio<br>✓Shipyard and Technical Expertise | ✓Bolting and Joint Integrity Expertise<br>✓Specialized Services<br>✓Established Customer Relationships | ✓Heavy Lifting Solutions<br>✓Application Expertise<br>✓Expanded SFE Capabilities | ✓Broad Product Portfolio with Specialized Nuclear Capabilities<br>✓Technical Expertise | ✓Product Portfolio<br>✓Customer Relationships<br>✓Technological Advantage |

**PRIORITIZATION ALIGNED TO DEMAND POCKETS ACROSS END MARKETS**

MRO = Maintenance, Repair, and Operation. [1] Source: demand-driven and competitive market assessments. [2] Includes Mining, Data Centers, Heavy Equipment, and Aerospace & Defense. [3] Source: Percent of Pro Forma FY26 net sales that includes SFE Group net sales for TTM Mar-26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 21

 22  Structural competitive advantages support sustainable Shareholder value creation  PEP = Powering Enerpac Performance. ECX = Enerpac Commercial Excellence.  Mission-critical, engineered solutions known for quality, durability, reliability, and safety supporting pricing power  Often a relatively low portion of customer’s overall project budget, where customers value safety, reliability, and quality above all  Differentiated technical and application expertise driving commercial reliance and share of wallet  Mission-critical applications expertise enables share capture through specification work  Strength of brands with global scale, channel reach / distribution network, and breadth of portfolio enabling consistent market capture  One-stop shop for customers  Proven operating system (PEP) and commercial engine (ECX) paired with disciplined capital allocation underpinning consistent value creation  Enerpac business system tools are key enablers to supporting top-quartile returns for shareholders  WHY THIS IS SUSTAINABLE

 23  Introducing our next-genGrowth Strategy

 24  A Sharpened Long-term Profitable Growth Strategy to become an industrial compounder  GROW  in Attractive End Markets with Commercial Excellence  Lifecycle Valuevia Service  DIFFERENTIATE   through Product-First, Application-LedInnovation  EXPAND  through Operational Excellence Initiatives, including Inventory Management andService Expansion  ENABLED BY POWERING ENERPAC PERFORMANCE (PEP) ANDDISCIPLINED CAPITAL ALLOCATION TO EXPAND MARGINS

# PROPEL IN ACTION

| | GROW | DIFFERENTIATE | EXPAND |
|---|---|---|---|
| | Utilize next-gen **ECX** to accelerate growth initiatives across businesses / regions | Leverage new Innovation Center to **accelerate pace of R&D investment** in mission-critical solutions | Scale **continuous improvement** culture via operational excellence and **PEP** to drive productivity and margin expansion |
| Product | **Capture share gains** via differentiated channels, digital reach, and application-led selling | **Launch core product / connected technology advancements** along with battery platform to improve safety and productivity | Optimize **inventory management**, sourcing, and **manufacturing footprint** |
| SFE | **Accelerate SFE growth** by leveraging Enerpac's global distribution and key account capabilities | **Deliver more integrated solutions** that enhance overall quality | **Deploy PEP operating system** to capture cost synergies and scale operational efficiencies |
| Service | **Drive more lifecycle participation** via service, rental, and aftermarket solutions | Continue **shift into more unique services** with technical solutions | **Expand higher-margin service capabilities** and **rental penetration** in attractive end markets |

ECX = Enerpac Commercial Excellence. PEP = Powering Enerpac Performance.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 25

# EXECUTING PROPEL WITH DISCIPLINE THROUGH POWERING ENERPAC PERFORMANCE (PEP)

- **Embedding 80/20 discipline** to focus resources on highest-value customers, products, and applications
- **Driving productivity** through continuous improvement including IT investments, standardization, and AI / automation
- **Utilizing strong Free Cash Flow** and **disciplined capital allocation framework to compound value**
- Leveraging scale and infrastructure to enhance efficiency and margin performance through **sourcing optimization and footprint consolidation**

## 80/20 IN ACTION

### SIMPLIFYING THE BUSINESS THROUGH OPERATIONAL EXCELLENCE

| | FY22 | FY26 | FUTURE |
|---|---|---|---|
| SKUs[1] | ~30K | ~21K | *Further rationalization* |
| Suppliers[2] | ~2,700 | ~1,800 | *Fewer, more strategic partners* |
| Distributors | ~1,000 | ~800 | *More focused channel network* |

***Reducing complexity is improving focus, lowering cost-to-serve, and making it easier to direct customers to the right solutions***



SKU = Stock Keeping Unit. [1] Active Finished Goods. [2] Direct material suppliers only.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 26

 27  Disciplined Capital Allocation Accelerates Propel  Track Record of Managing Leverage at or below Targeted Range of 1.5x – 2.5x  ECX = Enerpac Commercial Excellence.  Advancing product innovation with accelerated R&D investments and expanding application capabilities   Scaling application-led selling and commercial excellence (ECX) to deepen customer relationships and increase share of wallet  Growing lifecycle revenue through aftermarket, service rental, and digital capabilities  Improves Overall Market Position  Extends Customer / End Market Reach  Presents Clear Operational Efficiencies / Meaningful Synergies  Enhances Technology and Innovation  Offers Premium Brand Platform with High-Quality Products  Demonstrates Track Record of Organic and Inorganic Growth  Enables Delivery of Attractive ROIC  STRATEGIC FILTERS  Investing to Accelerate Organic Growth  Enhancing Platform through Targeted Acquisitions

# RECAP ON SFE GROUP ACQUISITION

## GLOBAL PROVIDER OF SPECIALIZED FABRICATION AND INDUSTRIAL TOOL SOLUTIONS FOR CRITICAL INDUSTRIES

SFE Specialized Fabrication Equipment Group

| ~$472M | 10.6x | 9.5x | ~$170M | ~$44M |
|---|---|---|---|---|
| Purchase Price | Multiple[1] *Trailing Adj. EBITDA* | Multiple[1] *Trailing Adj. EBITDA, Including Synergies Expected to be Realized within 3 Years* | Sales[1] *TTM Mar-26* | Adj. EBITDA[1] *TTM Mar-26* |

### Strategic and Financial Rationale

- **Compelling growth opportunity** in attractive, high-growth end markets (i.e., A&D, power generation, data centers, and semiconductors)
- **Proven integration capabilities** supported by an experienced team
- **Excellent cultural fit / alignment** and ownership mindset
- SAM expansion of **~$1B**
- Estimated transaction cost: **~$8M**
- Estimated integration costs: **$10M – $14M**
- Expect accretive to **FY27 Adj. EPS[2]**
- **Revenue synergies:** leveraging global distribution network, national accounts, and ECX deployment
- **Cost synergies:** combined scale / sourcing; leveraging infrastructure and utilizing core competencies with PEP and ECX

### STATUS UPDATE – INTEGRATION ON TRACK

- Closed: October 28, 2026
- Established integration governance and execution teams
  - Cross-functional integration sessions underway
  - Identified owners of ECX and multiple cost synergy initiatives
- Expected Adj. EBITDA synergies of $4M – $6M by year 3

A&D = Aerospace & Defense. SAM = Serviceable Addressable Market. PEP = Powering Enerpac Performance. ECX = Enerpac Commercial Excellence. TTM = Trailing Twelve Months. [1] For TTM Mar-26. [2] Adjusted for transaction costs, integration costs, and non-cash acquisition related charges.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 28

 29  Introducing FY30 Financial Targets  1 Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income.  4% – 6%  Organic Growth CAGR(FY26 – FY30)  +200 – 300 bps  Above-MarketGrowth  10% – 13%  Adj. Diluted EPS CAGR(FY26 – FY30)  >100%  Free Cash FlowConversion1

# EXPERIENCED LEADERSHIP TEAM EMPOWERED WITH OWNERSHIP AND AUTONOMY TO DRIVE STRATEGIC PRIORITIES



**PAUL STERNLIEB**
President and CEO
**Joined: 2021**
JBT Marel | ITW | Danaher | H.J. Heinz
McKinsey



**DARREN KOZIK**
EVP and CFO
**2024**
ManpowerGroup | Mortara Instrument | GE



**ERIC CHACK**
EVP, Operations
**2024**
Mohawk Industries | Briggs & Stratton
SPX | IDEX



**MART HINNEN**
EVP of Innovation and
Heavy Industrial Technologies
**2008**
AXA



**PHIL JEFFERSON**
EVP, Chief Commercial Officer
**2023**
Honeywell | Barcode Warehouse
Motorola Solutions



**VINAY VARMA**
President, SFE
**2026**
Eaton | Hilti Group | Baker Hughes | SLB



**NOAH POPP**
EVP, General Counsel, and Secretary
**2025**
JBT Marel | Kraft Foods Group | TMK IPSCO



**BEN TOPERCER**
EVP, Chief People & Technology Officer
**2022**
Vantage Specialty Chemicals | Rexam
Henkel | Eaton

**110+** Years of Combined Industrial Industry Experience

**88%** New to Company Since 2021

**35+** Global Leadership Council Members

Presenter Today

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 30

 Scaling Commercial Excellence to Accelerate Growth  31  Phil Jefferson  EVP, Chief Commercial Officer  2026 INVESTOR DAY |

 32  Key Messages  Scaling Enerpac Commercial Excellence (ECX) across global organization to drive enterprise-wide improvements  Accelerating PROPEL’s GROW pillar through targeted commercial initiatives to drive above-market growth  2  Enhancing customer value through solution-led selling, strategic account development, and deeper channel partnerships  3  1

# DIFFERENTIATED COMMERCIAL ORGANIZATION

## Engagement and Accountability

*Driving clear local ownership and accountability across priority markets*



- Upgraded commercial talent and structure, including district manager model
- Increased focus on direct engagement with customers
- Complemented above with strong channel relationships

| 305 | 5 | ~80% | ~20% |
|---|---|---|---|
| Global Sales Professionals | Global District Managers | Time Spent with End Customers / Users | Time Spent with Channel Partners |

## Application and Engineering Expertise

*Helping solve complex, mission-critical applications*



- Deep industry expertise across targeted, attractive end markets
- Experts work directly with customers to
  - Understand application
  - Specify right solution
  - Connect execution through appropriate channel partner

| 38 | ~10 Years | ~25 Years |
|---|---|---|
| Application / Engineering Experts | Average EPAC Tenure | Average Industry Experience |

**DEEP CUSTOMER RELATIONSHIPS AND SPECIALIZED EXPERTISE THAT IS DIFFICULT TO REPLICATE**

Note: commercial organization statistics reflect legacy Enerpac Tool Group only and exclude SFE Group.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 33

# ENERPAC ACADEMY: TECHNICAL TRAINING AND SUPPORT EXTENDS ENERPAC'S COMMERCIAL REACH

**8**
Global Training Centers

**120+**
Online Product Training Modules Available

**800+**
Customers Trained Annually

## TRAINING AND SUPPORT AS A COMMERCIAL CAPABILITY



### Builds Product and Application Expertise

- Hands-on training covering tool operation, maintenance, repair, and safety led by experts
- Practical, interactive curriculum grounded in real-world use

✔ ***We are an applications partner, not just an equipment supplier***


ENERPAC ACADEMY

### Enables Distribution Channel

- Training for distributors, service centers, and end users to keep partners current on solutions
- Builds technical capabilities closer to customer

✔ ***Extends commercial reach via a more capable, trusted channel***



### Provides Support throughout Product Lifecycle

- Training on operation and maintenance supporting safe, productive, and reliable tool use
- Complemented by Authorized Service Centers for support

✔ ***Deepens customer relationships and reinforces value***

**STRENGTHENS CUSTOMER VALUE PROPOSITION**

Note: Enerpac Academy statistics reflect legacy Enerpac Tool Group only and exclude SFE Group.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 34

# COMMERCIAL EXCELLENCE IS DURABLE AND SCALABLE

## ENERPAC COMMERCIAL EXCELLENCE (ECX)

### WHAT IT DOES

- Creates end-to-end commercial discipline and predictability
  - Global playbook enabling enterprise selling
  - ECX competency framework
  - Mandatory adoption
  - Coaching culture
  - ECX SharePoint hub

### WHY IT MATTERS

- Standardizes funnel management and sales execution
- Institutionalizes KPI-driven commercial rigor and aligns incentives
- Advances cross-selling with strategic customer accounts
- Develops consultative talent
- Results in longer-cycle project visibility

### HOW IT EMPOWERS

- Creates structured, globally aligned framework
  - Training and education
  - Content creation
  - Enablement hub
  - CRM and sales tools
  - Prospecting and data sources

### BENEFITS

**68%** Growth of Funnel[1]

**56%** Increase in Wins[1]

**COMBINING TALENTED SALES FORCE WITH GLOBAL SCALE AND LOCAL EXECUTION**

ECX = Enerpac Commercial Excellence. KPI = Key Performance Indicator. CRM = Customer Relationship Management. [1] FY22 – FY26. Reflects legacy Enerpac Tool Group only and excludes SFE Group.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 35

 36  ECX Accelerating measurable execution  Greater Revenue Visibility, customer intimacy, and commercial productivity  ECX = Enerpac Commercial Excellence. Note: data reflects legacy Enerpac Tool Group only and excludes SFE Group.  Pipeline Added to Funnel ($M)  $4.7B+  Pipeline Added to Funnel (FY22 – FY26)  11,500+  New End-User Opportunities (FY22 – FY26)  1.7x  Number of New End-User Opportunities Created  Expanding Funnel and Increasing Opportunities  2.0x

# A REPEATABLE COMMERCIAL PLAYBOOK TO CONSISTENTLY OUTGROW MARKETS

**ECX Supports Playbook**

Significant Market Opportunity across **Business Lines**

Favorable Growth Tailwinds and Targeted Actions in **Attractive End Markets**

Targeted GROW Initiatives Where We Have the **Right to Win**

**+200 – 300 bps**
**EPAC ABOVE-MARKET GROWTH TARGET**

Enerpac SAM[1]
**~$5.5B**
*Added $1B from SFE Group Acquisition*

**2% – 3%**
Market Growth Rate[1]
(2026 – 2030)



ECX = Enerpac Commercial Excellence. [1] Source: demand-driven and competitive market assessments.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 37

 38  Executing targeted initiatives to Accelerate above-market growth  GROW  in Attractive End Markets with Commercial Excellence  Lifecycle Valuevia Service  DIFFERENTIATE   through Product-First, Application-LedInnovation  EXPAND  through Operational Excellence Initiatives, including Inventory Management andService Expansion  ENABLED BY POWERING ENERPAC PERFORMANCE (PEP) ANDDISCIPLINED CAPITAL ALLOCATION TO EXPAND MARGINS

# GROW PRIORITIES: LEGACY ENERPAC TOOL GROUP

1 **Drive Distributor-Led Excellence**
- Deepen relationships and exclusivity with national accounts, while enhancing support in specific regions

2 **Enhance Go-to-Market**
- Build application-based sales model in select end markets
- Reduce lead times by streamlining portfolio, improving inventory forecasts, and providing finished inventory closer to customers
- Accelerate e-commerce reach underpinned by recent investment in new technology platform

3 **Deploy and Scale Enterprise Selling Initiative**
- Deepen strategic relationships with high-value, global customers through coordinated enterprise-level engagement
- Expand wallet share by leveraging existing customer relationships to capture opportunities across multiple sites, regions, and applications
- Drive earlier engagement with key decision-makers to influence specifications and build visibility into future project opportunities

## Data Center Spotlight

✓ Adding dedicated U.S. commercial resources

✓ Direct engagements with large asset owners, EPCs, and contractors

✓ Strong momentum in hydraulic gantries and e-Mover solutions through go-to-market model – **recent wins:**
- **~$5M** with leading modular design and manufacturing company
- **~$1.5M** with leading U.S. engineering contractor
- **~$825K** with heavy equipment rental provider



**SCALING WITH STRONGER CHANNELS, FASTER EXECUTION, AND DEEPER MARKET PENETRATION**

EPC = Engineering, Procurement, and Construction.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 39

hydratight

# GROW PRIORITIES: SERVICE

## 1 Drive Opportunistic Expansion

- Increase technicians in U.S. to capture surge in nuclear and shipbuilding
- Add nitrogen service packages in North Sea

## 2 Invest in High-Margin Capabilities

- Increase exposure to leak sealing and hot tapping by investing in design, building, and technical capabilities
- Scale high-margin service capabilities for Refinery and Petrochemical and Power Generation

## 3 Expand Product Rentals

- Drive increased service asset utilization with go-to-market initiative for new customers

## Aerospace & Defense Spotlight

- ✓ Executed 500+ nuclear industry projects since 2006 either direct to utility or with Tier 1 defense contractors
- ✓ Invested to become CMMC certified
- ✓ Integrated on-site expertise and specialized equipment
- ✓ Expanding customer value with complementary capabilities in niche applications gained via SFE

### Recent Hydratight Win with Leading Defense Contractor

- **$1.1M contract providing mission-critical marine applications**
  - Deck milling
  - Drilling systems
  - EDM
  - Line boring
  - Flange-facing applications



**BUILDING A HIGHER-MARGIN, MORE RECURRING SERVICE PLATFORM WITH SIGNIFICANT RUNWAY**

CMMC = Cybersecurity Maturity Model Certification. EDM = Electrical Discharge Machining.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 40

# DRIVING INCREMENTAL SALES BY ACCELERATING E-COMMERCE PRESENCE

1 **INCREASE DISCOVERY**
*Stronger product awareness through digital visibility*

- Complete digital portfolio coverage
- Improved product visibility and searchability
- Localized digital content for key regions

2 **SEAMLESS ENGAGEMENT**
*Easier for customers to find the right product*

- Simplified product navigation and selection
- Seamless and connected customer experience

3 **GREATER CONVERSION**
*Digital engagement drives incremental sales*

- Improved lead capture rate and conversion
- Faster sales process
- Increased growth in small-order and long-tail

**$7M**
FY26 e-Commerce Sales[1]
*55% CAGR (FY22 – FY26)*

**High-Quality Incremental Sales**
Full List Price | Top-Tier Customers
No Meaningful Channel Conflict

**Commercial Synergies**
Opportunity with SFE Given Currently Not an Offering

**SELF-SERVICE PLATFORM ENABLES TEAM TO SHIFT FROM TRANSACTIONAL TO SOLUTION SALES**

[1] Reflects legacy Enerpac Tool Group only and excludes SFE Group.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 41

# 80/20 IN ACTION | CREATING A MORE PRODUCTIVE DISTRIBUTOR NETWORK

**Recent Actions to Optimize Enerpac Channel**

**~1,000** Distributors (FY22)[1] → **~800** Distributors (FY26)[1]

- **Rationalized distributors** based on productivity and growth potential
- **Concentrated network** with fewer, higher-performing partners (i.e., winners)
- **Increased sales, marketing, and technical support** for priority distributors

**Introduced Channel Management Program with Optimized Network**

| Aligning Incentives | Driving Greater Share of Wallet | Making Us Easier to do Business with |
| --- | --- | --- |
| • Growth-based rebate programs<br>• Discount tiers linked to growth and scale<br>• Third-party representative support to drive execution at branch level | • Increased lead sharing<br>• Targeted marketing support and joint commercial activity<br>• Greater concentration of business with fewer distributors | • New EDI portal simplifying order processes<br>• Enhanced tools and support<br>• Improved connectivity and daily commercial coordination |

**WINNING WITH THE WINNERS**

EDI = Electronic Data Interchange. [1] Reflects legacy Enerpac Tool Group only and excludes SFE Group.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 42

# CASE STUDY | FEHMARNBELT TUNNEL: WINNING A MARQUEE INFRASTRUCTURE PROJECT THROUGH ECX

## BACKGROUND

- Identified a complex, high-value opportunity aligned with our capabilities and capacity
- Customer required integrated partner capable of reducing technical and execution risk
- World's longest immersed tunnel connecting Denmark to Germany; equivalent to 600 soccer fields



## OUR SOLUTION

- Engaged early with customer to develop a deep understanding of project requirements
- Engineered integrated hydraulic and controls solution for positioning and aligning the tunnel elements
- Delivered complete supporting system, including controls, hoses, couplings, cabling, testing, and aftersales support
- Mobilized multidisciplinary expertise from initial design through onsite commissioning



*We Make Complex, Often Hazardous Jobs Possible, Safely and Efficiently*

## BENEFITS

- Secured initial ~$3M order and expanded to ~$13M of revenue (FY24 – FY26)
- Established repeatable commercial playbook for winning complex projects
- Supported successful installation of first tunnel element with runway for additional elements

**CONVERTING EARLY ENGAGEMENT AND CUSTOMER INSIGHT INTO DIFFERENTIATED VALUE**

ECX = Enerpac Commercial Excellence.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 43

# CASE STUDY | LEVERAGING LOCAL EXPERTISE TO UNLOCK A GLOBAL POWER GENERATION OPPORTUNITY

## BACKGROUND

- Leading global electricity producer required solution to support maintenance of large-scale hydroelectric dams
- Secured 8-year framework agreement in February 2024, with potential extension



## OUR SOLUTION

- Initial solution: delivered specialized multi-stud tensioning systems tailored to application requirements
- Cross-sell win: leveraged established customer relationship and DTA's application expertise to develop a customized AGV solution for separate heavy-component handling application





## BENEFITS

- $6.2M in orders received under framework agreement to date
- $6M – $15M in potential additional orders over next 5 years
- ~$400K incremental DTA order demonstrates cross-selling potential and expanded share of wallet

**COMBINING EXPERTISE WITH SCALE TO DRIVE GROWTH IN ATTRACTIVE MARKET**

AGV = Automated Guided Vehicle

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 44

# CASE STUDY | LEVERAGING ECX-DRIVEN FLYWHEEL TO OPTIMIZE AND DEEPEN CUSTOMER RELATIONSHIPS

## BACKGROUND

- The old distributor-led sales model limited direct end-user engagement and created inconsistent sales opportunities
- Limited ability to proactively shape customer demand and brand preference

## OUR SOLUTION

- Flywheel drives deeper engagement, disciplined account planning, and proactive opportunity creation
- Data and CRM visibility enables earlier customer identification and systematic funnel progression
- Repeatable execution cadence converts customer insights into actions and wins


More Wins
Deeper Customer Engagement
Greater Customer Credibility
More Qualified Opportunities
Stronger Funnel
ECX

## BENEFITS

- Greater ability to shape demand and brand preference
- Strong funnel creation and execution

## EXAMPLE TERRITORY MANAGER SPOTLIGHT:

*Delivering Strong Results with ECX*

- +29% YoY Growth
- 119% Sales to Plan
- 115% Funnel to Plan

**SCALABLE FLYWHEEL SUPPORTING SUSTAINABLE GROWTH**

ECX = Enerpac Commercial Excellence. CRM = Customer Relationship Management.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 45

 46  Key Takeaways  Enhancing customer value through solution-led   selling, strategic account development, and deeper channel partnerships  3  Accelerating PROPEL’s GROW pillar through targeted commercial initiatives to drive above-market growth  2  Scaling Enerpac Commercial Excellence (ECX)across global organization to drive enterprise-wide improvements  1

 SFE: New Platform for Profitable Growth  Vinay Varma  President, SFE  47  2026 INVESTOR DAY |

 48  Key Messages  01  Advancing pure-play fabrication solutions strategy  1  Building on premium brand platform with demonstrated track record of organic and inorganic growth and strong margins  2  Expanding addressable market and platform for growth with financial strength and established M&A playbook  Increasing and aligning exposure to priority end markets, including industrial & MRO, power generation, and data centers  Capturing upside opportunities through commercial and operational synergies  5  3  4  MRO = Maintenance, Repair, and Operation.

# SFE SNAPSHOT

**1936**
Founded

**~350**
Employees

**~1,400**
Active Distributors

**5**
Production Facilities

**7**
Rental Depots

**16**
Product Launches within Last 3 Years

## TTM MAR-26 NET SALES BREAKDOWN



END MARKET[1]
37%
19%
15%
12%
10%
7%
Specialized Applications[2]
Refining & Petrochemical
Industrial & MRO
Power Generation
Infrastructure
Other



GEOGRAPHY
72%
24%
4%
Americas
EMEA
APAC

## PRODUCT CATEGORIES SUPPORTED BY STRONG BRANDS


Pipe Beveling & On-Site Machining


Orbital Welding & Cutting


Tools & Lifting Equipment

CLIMAX | TAG | H&S TOOL | CALDER | AXXAIR | MAGNATECH | PPM | BORTECH | B&B SUMNER | SUMNER | MATHEY DEARMAN | FIT-UP PRO

**PREMIUM BRAND PLATFORM WITH STRONG MARGINS AND A MARKET-LEADING POSITION**

TTM = Trailing Twelve Months. MRO = Maintenance, Repair, and Operation. [1] Represents the Company's best estimate of end market revenues by category. [2] Includes Mining, Data Centers, Heavy Equipment, and Aerospace & Defense.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 49

 50  SFE Video

# WHAT WE DO: GLOBAL PROVIDER OF SPECIALIZED FABRICATION SOLUTIONS FOR CRITICAL INDUSTRIES

## PIPE BEVELING & ON-SITE MACHINING | 42%[1]

*Average Selling Price: $5K – $50K*



CLIMAX | TAG | H&S TOOL | CALDER

## ORBITAL WELDING & CUTTING | 25%[1]

*Average Selling Price: $25K – $75K*



AXXAIR | MAGNATECH | BORTECH | PPM

## TOOLS & LIFTING EQUIPMENT | 33%[1]

*Average Selling Price: $1K – $2K*



B&B SUMNER | SUMNER | MATHEY DEARMAN | FIT-UP PRO

### STRONG MARKET POSITIONS

**ESTABLISHED LEADER**
#1 in On-Site Machining through Climax Brand

**EMERGING LEADER**
Combined #2 Market Position through AXXAIR + Magnatech Brands

**ESTABLISHED LEADER**
#1 in Tools through B&B Sumner and Mathey Dearman Brands

[1] Percentages represent percent of SFE Group net sales for TTM Mar-26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 51

 52  Differentiated, Sustainable Competitive Advantages  Legacy of 12Premium Brands  250+ yearsof combined manufacturing experience  Commitment to long-term brand investment and market growth  Channel, Distribution, and Market Reach  Strong industrial rep network with deep application expertise  Strategic distribution partnerships across key channels  Product Excellence  Industry-leading durability and build quality; customer feedback drives innovation  Customized solutions for mission-critical applications  On-site machining and welding solutions  Customer Support and Service Excellence  Rapid response technical support and application guidance   Reliable parts availability and aftermarket support   Comprehensive pre- and post-sales support, including last mile delivery  Training and End User Empowerment  Two global, state-of-the-art experience centers leveraged for end user education and training (Germany and Houston, TX)  Onsite product training at end user facilities  Orbital welding school with product experts

# CASE STUDY | TAPERED SHAFT LATHE: MISSION-CRITICAL FABRICATION SOLUTION DELIVERING PRECISION

## BACKGROUND

- A&D customer needed shipbuilding application for **in-place, re-machining of tapered propulsion shafts**
- **Traditional processes** required shaft removal, creating significant downtime and repair complexity
- Required more efficient solution to support **large-diameter, mission-critical applications**

## OUR SOLUTION

- **Purpose-built tapered shaft lathe** enabling precision machining directly on vessel
- **Portable design** eliminated need to remove propulsion shaft
- **Adaptable modular platform** across shaft sizes and applications



## BENEFITS

- **~85% reduction in production time from ~21 to ~3 days**
- **Improved quality while reducing downtime and complexity**
- **~$450K opportunity with replicable solution across shipyards globally**

**ENGINEERING-LED INNOVATION CREATING A SCALABLE GROWTH OPPORTUNITY**

A&D = Aerospace & Defense

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 53

# CASE STUDY | CIRCULAR MILL FOR TURBINE REPAIR: SPECIALIZED ENGINEERING ENABLES PRECISION MACHINING

## BACKGROUND

- Power Generation customer required a **hydropower application for in-place machining of large turbine components**
- **Asset could not be removed** from dam, requiring machining directly at point of repair
- Traditional repair approach resulted in **extended production time and operational disruption**

## OUR SOLUTION

- **Purpose-built circular mill** enabling precision machining directly within dam
- **Modular, adjustable design supports** multiple machining positions in a single setup
- **Engineered for large-scale, mission-critical applications** where conventional machining is impractical





## BENEFITS

- **>60% reduction in production time from ~8 to ~3 weeks**
- **Improved quality while reducing downtime and complexity**
- **~$1.3M solution value with potential to replicate across other hydropower applications globally**

**EXPERTISE DRIVING CUSTOMER PRODUCTIVITY AND REPEATABLE GROWTH OPPORTUNITIES**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 54

# DISCIPLINED INTEGRATION PRINCIPLES PRESERVE SFE'S HIGH-PERFORMANCE CULTURE

## Built on Strong Foundation

- Preserve entrepreneurial culture, agility, and customer-centric mindset
- Build on proven reputation for quality, reliability, and technical expertise

## Proven Continuous Improvement

- Scale existing track record of operational improvement, including SKU rationalization and portfolio optimization
- Apply PEP disciplines to accelerate productivity, execution, and accountability

## Unlock Power of Combined Platform

- Enable SFE with Enerpac's commercial capabilities, operating cadence, systems, and infrastructure
- Accelerate innovation and growth while preserving the attributes that have made SFE successful

**COMBINING SFE'S PROVEN CAPABILITIES WITH ENERPAC'S SCALE TO DRIVE LONG-TERM VALUE**

SKU = Stock Keeping Unit. PEP = Powering Enerpac Performance.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 55

# EXECUTING AGAINST A DISCIPLINED INTEGRATION ROADMAP

## DAY 1 – 100
## Assess

- **Deepen understanding** of customers, channels, operations, and talent while establishing integration governance
- **Baseline synergy opportunities** and infrastructure needs

## MONTHS 3 – 12
## Integrate

- Deploy **PEP and ECX** across operations, commercial execution, and performance management
- Prioritize **commercial / operational opportunities**, including international distribution and national accounts

## YEAR 2 – 3+
## Accelerate & Scale

- Launch priority **revenue and cost synergy initiatives** with clear ownership / performance measures
- Execute to deliver **$4M – $6M of Adj. EBITDA synergies by year 3**

**SYNERGIES UNDERWAY**

| Day 1 – 100 | Months 3 – 12 | Year 2 – 3+ |
| --- | --- | --- |
| Map cross-selling opportunities across customer bases | Expand national accounts in Americas leveraging Enerpac customer relationships | Deepen product overlay and cross-selling to increase share of wallet |
| Identify priority national accounts and distributor opportunities | Scale specialty distribution in EMEA and APAC through Enerpac's distributor network | Broaden successful account and channel plays across regions |
| Build product / customer whitespace analysis to prioritize commercial actions | Accelerate product commercialization via Enerpac's proven innovation engine | Scale new product introductions through global commercial platform |

**CONVERTING STRATEGIC FIT INTO TANGIBLE GROWTH AND SYNERGY OPPORTUNITIES**

PEP = Powering Enerpac Performance. ECX = Enerpac Commercial Excellence.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 56

 57  Key Takeaways  Expanding addressable market and platform for growth with financial strength and established M&A playbook  3  Increasing and aligning exposure to priority end markets, including industrial & MRO, power generation, and data centers  4  Building on premium brand platform with demonstrated track record of organic and inorganic growth and strong margins  2  Advancing pure-play fabrication solutions strategy  1  Capturing upside opportunities through commercial and operational synergies  5  MRO = Maintenance, Repair, and Operation.

 Q&A Session  58

 Break  59  ~15 Minutes

 Innovation Powers The Portfolio and propels our growth strategy  60  Mart Hinnen  EVP Of Innovationand Heavy Industrial Technologies  2026 INVESTOR DAY |

 Building on position of strength through portfolio of premium solutions and top-tier distribution to extend market leadership  Advancing PROPEL’s DIFFERENTIATE pillar through innovation priorities to expand served markets and capture share in high-growth end markets  Driving disciplined innovation process to deliver commercial solutions on time, on budget, and at scale  2  61  Key Messages  3  1

# BUILDING FROM POSITION OF STRENGTH WITH RICH HISTORY OF INNOVATIVE SOLUTIONS

### INDUSTRIAL TOOLS | 70%[1]
*Average Selling Price: $1K – $10K*

Pumps • Cylinders • Pullers • Spreaders • Cutters • Presses



### HEAVY LIFTING TECHNOLOGY | 17%[1]
*Average Selling Price: $75K – $1.5M*

Gantries • Jack-Up Systems • Trolley Systems • Skidding Systems • Turntables • AGVs and e-Movers



### TORQUE AND TENSION | 13%[1]
*Average Selling Price: $2.5K – $10K*

Torque Wrenches • Torque Tensioners • Torque Pumps • Bolting Tools



**STRONG MARKET POSITIONS**

| ESTABLISHED LEADER | EMERGING LEADER | ASCENDING DISRUPTOR |
|---|---|---|
| **#1 Globally** | **#1 in Europe, Scaling in Americas** | **Top 5 Globally** |

AGV = Automated Guided Vehicle. [1] Percentages represent percent of legacy Enerpac Tool Group IT&S product FY26 net sales.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 62

 63  Propel: A Sharpened Long-term Profitable Growth Strategy  GROW  in Attractive End Markets with Commercial Excellence  Lifecycle Valuevia Service  DIFFERENTIATE   through Product-First, Application-LedInnovation  EXPAND  through Operational Excellence Initiatives, including Inventory Management andService Expansion  ENABLED BY POWERING ENERPAC PERFORMANCE (PEP) ANDDISCIPLINED CAPITAL ALLOCATION TO EXPAND MARGINS

 Differentiate: INNOVATION PRIORITIES POWERPROPEL’S GROWTH AGENDA  64  BATTERY  EXPANSION  DIGITAL  ECOSYSTEM  SOLUTION  SELLING  PLATFORM STANDARDIZATION  Drive adoption through lighter, more efficient batteries, which are changing how customers work  Create customer stickiness through connected products that enhance traceability and reduce downtime and errors  Expand solution suite to strengthen distributor reach and continue to position Enerpac as a one-stop shop  Standardize platforms to improve time-to-market, lead times, and cost position

# DIFFERENTIATE: SCALING BATTERY PLATFORM ACROSS OUR PORTFOLIO

BATTERY EXPANSION

### EXPANDING BATTERY POWERED SOLUTIONS

- Applying battery-enabled solutions across portfolio
- Accelerating development and speed-to-market through selective partnerships
- Using selected partnerships for different types of battery systems to support our global portfolio

### RESULTS

- Greater portability and safety across jobsite applications
- Improved operator productivity
- Faster product development and launches
- Ability to customize to customer needs for specific solutions



Battery-Powered Split-Flow Pump


ENERPAC

Battery-Powered Hydraulic Pump



Battery Torque Wrench


ENERPAC

Battery-Powered Machine Skate Set

**ACHIEVED 26% CAGR[1] IN BATTERY PRODUCT SALES, DRIVEN BY PLATFORM EXPANSION**

[1] FY22 – FY26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 65

# DIFFERENTIATE: CREATING A CONNECTED, DIGITAL ECOSYSTEM BY LEVERAGING PORTFOLIO BREADTH

DIGITAL ECOSYSTEM

**First Connected Solution Unveiled at WindEnergy Hamburg Trade Fair in Sept. 2026**



Connected Calibration
Job Calculation
Tool Selection
Personnel Selection
Onsite Verification
Live Job Execution
Data Recording & Management
Return & Repair
ENERPAC CONNECT
Digital Ecosystem
Utilizing Enerpac Connect to unify our portfolio of premium solutions across full job lifecycle

## Why It Matters

- Breadth of portfolio creates advantage
- Focused where connectivity is most important from data traceability to reduced downtime to error-free execution
- One platform with distinguished mechanics and features:
  - Tool-to-cloud connectivity
  - Automatic data recording
  - Downloadable data and reports
  - Trackable user / operator data for specified equipment
  - On-board diagnostics

## Ecosystem Benefits

- One connected platform replaces fragmented, multi-supplier systems
- Deeper workflow integration and more consistent job execution

**ENHANCING VALUE PROPOSITION AND DRIVING CUSTOMER RETENTION**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 66

# DIFFERENTIATE: CAPTURING INTERCONNECTED END MARKET GROWTH THROUGH SOLUTION SELLING

SOLUTION SELLING

## MARKET NEEDS

- AI accelerating DC buildout and increasing power demand and generation investments
- Increased scale and equipment density drive more complex installation requirements
- Reliability / structural integrity are critical to plant operations
- Complex, heavy equipment requires precise installation and maintenance

## POSITIONED TO ADDRESS NEEDS

### DATA CENTER BUILDOUT

*Positioning high-value equipment within constrained facilities*

- Server / electrical equipment movement
- Controlled equipment transport
- Final positioning and installation



*e-Movers / Electric Transport Systems*

### POWER GENERATION

*Positioning heavy generation equipment without reliance on overhead cranes*

- Turbine / generator installation
- Heavy component lifting / positioning
- Maintenance and replacement



*Hydraulic Gantries / Jack-Up Systems*

**ONE INTEGRATED SOLUTION SUITE**

## SHARED CUSTOMER VALUE & BENEFITS

- Safer execution
- Faster installation and maintenance
- Reduced downtime and risk
- Greater asset reliability
- Flexible, mobile solutions enable redeployment across facilities

**STRENGTHEN DISTRIBUTOR REACH AND CAPTURE GROWING INFRASTRUCTURE OPPORTUNITY**

DC = Data Center.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 67

 SHARED BENEFITS  Lowers cost per unit  Shortens lead times  Improved speed-to-market  High-margin growth via configuration and customization  68  Differentiate: STANDARDIZING DIFFERENTIATED PLATFORMS TO ACCELERATE Scalability  Scaling proven solutions to ENABLE further growth and Margin expansion  ARMOR STACKTM MODULAR CASE PLATFORM  Common architecture configured across product families  SHARED BATTERY PLATFORM  Common technology deployed across multiple cordless tools  STANDARDIZED DTA PLATFORM  Combined with application-specific machine-skate configurations  DEPLOY COMMON PLAYBOOK  Standardize the Core Configure for Application Scale Across Product Lines  PLAYBOOK IN ACTION  PLATFORMSTANDARDIZATION

# TURNING INNOVATION INTO A REPEATABLE GROWTH ENGINE THROUGH DISCIPLINED STAGE-GATE PROCESS

## RIGOROUS PROCESS TO MEET UNIQUE CUSTOMER / MARKET-SPECIFIC NEEDS AND RETURN REQUIREMENTS

### DISCOVER

- Conduct user research through dedicated, in-field team
- Validate concepts
- Solve pain points and unmet needs

### DEFINE

- Develop and prototype rapidly
- Engineer and test
- Leverage partnerships and third-parties to boost development

### DELIVER

- Manufacture, test and evaluate, and move to production
- Utilize new innovation lab capabilities, at our Milwaukee HQ, to accelerate time to launch

### DEPLOY

- De-risked launches with pre-positioned inventory and trained channel partners
- Integrated marketing campaigns
- Consistent cross-portfolio playbook

*Integrate Voice of Customer Feedback Throughout Process*

RECENT INNOVATIONS ACROSS PORTFOLIO


Battery-Powered Split-Flow Pump


Battery Torque Wrench


Armor Stack™ Modular Cases


LU-Series Lightweight Torque Pump


30-Ton Hydraulic Toe Jack


Low-Height Skidding System


CR-Series Cribbing Rings


Intelli-Lift 2.0 Wireless Gantry Controller

**DEVELOPING AND DEPLOYING SOLUTIONS ON TIME, ON BUDGET, AND AT SCALE**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 69

 70  Case Study | Light-weight Bolting Pump: customer-led innovation in a $140M torque pump market  Customer-led Innovation creates new pathways for organic growth  OUR SOLUTIONLU-Series Torque Pump  Light-weight, easy-to-use solution designed specifically for intermittent bolting applications  Developed from direct customer insight and validated through early field trials  Delivers portability, speed, and performance without compromising durability and reliability  Benefits  Expands addressable market and strengthens position  BACKGROUND  Customers actively seeking lightweight electric bolting pump  Lightweight design opens a new front in the $140M torque pump market, extending Enerpac’s lead in torque tooling  Optimized pump performance  Designed to withstand harsh conditions, providing dependable protection  Strengthens the full bolting system, not just the pump

# DEDICATED INNOVATION FUNCTION DRIVING PRIORITIES

## Global Innovation Labs

*Industry Experts Continually Advancing Innovation*



**~70**
Dedicated Innovation FTEs

**187**
Active Patents

**UP TO 75%**
Faster Prototype Development[1]

**~90%**
Reduction in Outsourced Prototype Machining[1]

**UP TO 3X**
More Design Iterations in Same Timeframe[1]

**CORE INNOVATION ENGINE**

- Lead with evidence
- Clear governance
- Close collaboration
- Disciplined roadmap

**ENABLES OUR RIGHT TO WIN**

- Customer-driven innovation
- Disciplined commercialization
- Application-led solutions
- Scalable innovation across business

Note: Innovation metrics reflect legacy Enerpac Tool Group only and exclude SFE Group. FTE = Full-Time Employee. [1] Based on performance at the new Enerpac Center innovation lab. Comparisons are from FY24 – FY26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 71

# BUILDING A FASTER, MORE PRODUCTIVE INNOVATION ENGINE

**Recently Opened Innovation Lab at Our HQ in Milwaukee, WI Enabling Faster Execution for Full Product Portfolio**

*Opened Spring 2025 | 3,000 sq. ft. R&D facility*

**Expanded in-house prototyping capabilities** reduce reliance on external vendors (i.e., 3D printing, CNC machining, metrology, testing, welding, and waterjet)

**Rapid design iteration** allows engineers to test, refine, and make decisions faster

**Closer collaboration** helps translate customer needs into differentiated products









DRIVING FASTER PRODUCT LAUNCHES...
(NPI)
83%
Improvement
6
11
FY24
FY26
...WHILE ACCELERATING TIME TO LAUNCH
(Months)
38%
Improvement
24
15
FY24
FY26

**FASTER ITERATION AND INCREASED INVESTMENT TRANSLATES INTO HIGHER PACE OF NPI**

NPI = New Product Introductions. CNC = Computer Numerical Control.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 72

 Proof Points  73  Voice of Customer Spotlight: Turning Discovery Into Standardized Solutions for scalable growth  Voice of Customer Drives innovation priorities  Field Immersion and Data Intake  Embed innovation team on-site with customers, seeing firsthand how tools were stored and moved between jobs  Validate with Customers  Test alongside operators on live jobsites across multiple applications, refining portability, ergonomics, and durability  Custom-to-Standard Pathway  Co-develop with customer to solve specific heavy-move challenge, then standardize across other applications  Armor Stack™ cases: direct field observation exposed a storage and mobility gap, which identified opportunity for industrial-grade kits that are stackable and configurable  LU-Series lightweight electric torque pump: validated in the field, now serving bolting applications across multiple end markets, including Power Generation  Synchronized e-Mover: scalable solution that first sold into power generation, then data centers, proving demand across fast-growing adjacent end markets

# CASE STUDY | JUNEAU CREEK BRIDGE: ADDRESSING COMPLEX CUSTOMER NEEDS IN DEMANDING ENVIRONMENT

## BACKGROUND

- Required ~1,000-ft. bridge to be assembled across remote canyon in Alaska
- **Complex launch** demanded exceptional safety, precision, and synchronization



## OUR SOLUTION

- **Engineered customized hydraulic bridge-launch** system tailored to specific project requirements
- **~$2.1M revenue generated from customized solution** enabling real-time data on pressure, position, and movement
- **Combined engineering expertise, digital controls, and on-site support** to manage project from concept to execution

*We Make Complex, Often Hazardous Jobs Possible, Safely and Efficiently*



## BENEFITS

- **Improved schedule certainty through expert support**
- **Safe and controlled bridge launch, enabled construction in challenging environment**

*"This project is a giant milestone and accomplishment. It's very exciting how bridge launching infrastructure is developing and how Enerpac is a spearhead in that."*

– CUSTOMER FIELD MANAGER

**ENGINEERING DIFFERENTIATION AND EXPERTISE UNLOCK HIGH-MARGIN OPPORTUNITIES**

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 74

 75  Case Study | HS2 UK HIGHWAY Bridges: SAFER, Faster Infrastructure Execution  Proven, Mission-critical Solutions for Complex Infrastructure projects  OUR SOLUTION  Provided upfront consultation to optimize solution selection and execution planning  $1.5M+ revenue generated from proven JS-500 jack-up technology for high-capacity bridge installation, a solution pioneered and developed by Enerpac  Combined digital controls and field support to enable safe, controlled execution  We Make Complex, Often Hazardous Jobs Possible, Safely and Efficiently  Benefits  Reduced execution risk and schedule uncertainty  Improved safety, precision, and execution confidence   Executed in one weekend rather than requiring weeks or months of highway closures  High Speed 2 (HS2 UK) highway bridges required deck installations during weekend work window  High-capacity installation required safe, efficient, and precise movements  BACKGROUND

 76  Key Takeaways  Driving disciplined innovation process to deliver commercial solutions on time, on budget, and at scale  3  Advancing PROPEL’s DIFFERENTIATE pillar through innovation priorities to expand served markets and capture share in high-growth end markets  2  Building on position of strength through portfolio of premium solutions and top-tier distribution to extend market leadership  1

 Continuous improvement culture driving operational excellence  Eric Chack  EVP, Operations  77  2026 INVESTOR DAY |

 78  Key Messages  PEP = Powering Enerpac Performance.  Leveraging data-driven decision making to drive business and financial acumen, continuous improvement mentality, and disciplined execution  1  Centralizing professional sourcing function to leverage scale and deliver sustainable margin expansion  2  Executing PROPEL’s EXPAND pillar through PEP-driven productivity improvements, footprint optimization, and margin expansion  3  Driving structured monthly operating system to offset inflation and deliver optimal cost basis  4

# OPERATIONAL EXCELLENCE IS DURABLE AND SCALABLE

## HOW WE WIN

**Execution Discipline**

- **Standardized and rigorous operating cadence** across all sites to codify excellence
- Deployment of **Lean and 80/20** tools across enterprise
- Monthly P&L rigor and KPI tracking **(SQDICG)** ensuring accountability
- **Robust strategic goal setting** to drive process and employee development

POWERING ENERPAC PERFORMANCE

=

## WHAT IT ENABLES

**Strong Financial Outcomes**

- Annual productivity engine **offsets inflation and expands margins**
- Sourcing transformation from inflation headwind to **cost savings tailwind**
- Footprint rationalization drives large scale **cost leverage** and **profitability improvement**

## PROVEN SQDICG RESULTS[1]

| | |
|---|---|
| **Safety:** Industry-leading TCIR, half national average | 0.68 TCIR |
| **Quality:** Global reputation as quality leader | Best-in-Class PPM Rates |
| **Delivery:** Maintain leading core products order-to-fill rate | <2 Days |
| **Inventory:** Focus on core product turning | 12+ Turns |
| **Cost:** Drive annual plant productivity gains | ~$2M |
| **Growth:** Product launches in FY26 | 11 |

**REPEATABLE PLAYBOOK WITH PROVEN ABILITY TO EXECUTE AND SCALE**

SQDICG = Safety, Quality, Delivery, Inventory, Cost, Growth. TCIR = Total Case Incident Rate. PPM = Parts Per Million. [1] Results reflect legacy Enerpac Tool Group only and exclude SFE Group.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 79

# GLOBAL REACH WITH LOCAL EXPERTISE AND EXECUTION


Global Headquarters
Plant
Manufacturing / Assembly
Office
General / Sales
Other
Service Center / Warehouse / Other

## KEY STATISTICS[1]

**11**
Global Manufacturing Plants and Distribution Centers

**$129M**
FY26 Material Spend

**~55%**
Of Our Products Are Manufactured in U.S., Supported by Our Largest Manufacturing Plant Located in Wisconsin

[1] Key statistics reflect legacy Enerpac Tool Group only and exclude SFE Group.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 80

 81  GROW  in Attractive End Markets with Commercial Excellence  Lifecycle Valuevia Service  DIFFERENTIATE   through Product-First, Application-LedInnovation  EXPAND  through Operational Excellence Initiatives, including Inventory Management andService Expansion  Propel: A Sharpened Long-term Profitable Growth Strategy  ENABLED BY POWERING ENERPAC PERFORMANCE (PEP) ANDDISCIPLINED CAPITAL ALLOCATION TO EXPAND MARGINS

 82  Key Value Drivers Further Enhancing Enerpac’s PROPEL Strategy  VA/VE = Value Analysis and Value Engineering.  Sourcing  Excellence  Formalized  VA/VE Program  Operational  Productivity  Acquisition  Integration

 83  Building a Scalable Sourcing Enginewith 80/20 to Drive Margin Expansion  KEY FOCUS AREAS  Shifting to centralized commodity sourcing strategy (i.e., low-cost region sourcing and vendor consolidation), while investing in processes to drive material cost reduction  Activating large, multi-year savings funnel to support ongoing margin improvements  Executing ongoing optimization initiatives (i.e., supplier consolidation), leveraging 80/20, to further enhance scale / purchasing power  Investing in labs, talent, and capacity to operationalize and realize savings from funnel  DEEPENING OUR Structural Cost Advantage  Sourcing Excellence  BENEFITS  Consolidating spend with key suppliers to drive cost out  Offset input cost inflation while enabling margin expansion  Creates structural cost advantageand drives greater continuous improvement

# UNLOCKING STRUCTURAL MARGIN EXPANSION THROUGH FORMALIZED VA/VE PROGRAM

FORMALIZED
VA/VE PROGRAM

## KEY FOCUS AREAS

- **Reducing product and material costs** through design-to-cost initiatives while embedding repeatable processes to drive **ongoing, scalable cost reduction**
- Building and converting a **structured savings funnel** to drive **consistent cost reduction opportunities**
- **Integrating engineering, sourcing, and operations** to accelerate **implementation** and **cost savings**

## BENEFITS

- ✓ Pilot event in Q4 FY26 yielded **30%+ material reduction in COGS**
- ✓ **Target 6 – 10 events** across largest product families for FY27
- ✓ Drive sustainable, **repeatable cost reduction**
- ✓ **Continue to feed the funnel**



**DELIVERING SAVINGS WHILE BUILDING REPEATABLE COST PRODUCTIVITY**

VA/VE = Value Analysis and Value Engineering

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 84

 Operational Productivity  85  Driving Greater Operational Productivity  Reducing Structural Overhead While Creating Capacity to Scale Efficiently  BENEFITS  Improves fixed cost leverage through higher capacity utilization and reduced overhead  Enhances profitability by consolidating operations  Positions business to scale efficiently as demand grows  Holds costs flat, absorbing annual inflationary headwinds  KEY FOCUS AREAS  Driving incremental cost savings and offsetting inflationary headwinds through annual productivity initiatives utilizing Lean and 80/20  Improving capacity utilization and fixed cost absorption through consolidation of underutilized facilities  Completed 6 manufacturing and service site consolidations since 2022  Streamlining manufacturing network to reduce overhead and simplify operational complexity

 86  Deploying Acquisition Integration playbook to Standardize Best Practices  Enables scalable, repeatable value creation through proven integration playbook  KEY FOCUS AREAS  Applying standardized operating model to accelerate integration and drive consistent execution  Capturing cost and operational synergies through sourcing, footprint alignment, and process optimization  Integrating systems, data, and KPIs to enhance visibility, accountability, and performance management  BENEFITS  Consolidated global distribution network to optimize overhead and freight costs  Greater economies of scale with enhanced discounts andvolume rebates  Potential site consolidations to minimize overhead and maximize fixed asset utilization  Acquisition Integration  KPI = Key Performance Indicator.

# CASE STUDY | 80/20 PORTFOLIO SIMPLIFICATION THROUGH SKU RATIONALIZATION PROGRAM

## BACKGROUND

- 30,000+ active finished-good **SKUs** created portfolio complexity
- Long-tail demand contributed to inventory **inefficiency and demand variability**
- **Broad assortment** remains important to maintaining Enerpac's solutions-provider value proposition

## OUR SOLUTION

- Applying 80/20, **rationalized ~9,200 SKUs**, including ~4,400 standard items, based on demand and ordering trends
- Provides adjacent alternatives or substitutes with **AI-enabled e-commerce tool**
- Uses demand data more systematically to **identify long-tail inventory and portfolio opportunities**





## BENEFITS

- Reduced complexity to improve ease of doing business
- Improved working capital efficiency
- Enhanced quality, availability, and delivery for customers

**REDUCING COMPLEXITY WHILE IMPROVING AVAILABILITY AND UNLOCKING WORKING CAPITAL**

SKU = Stock Keeping Unit

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 87

 88  Case Study | HLT Strategic Outsourcing of non-core activities IMPROVED speed and margin  Outsourcing Lowers cost, accelerates projects, and unlocks capacity for growth  Our solution  Identified non-core / non-IP related activities suitable for outsourcing, including electrical cabinets and welding subassemblies  Shifted selected production and inventory responsibilityto qualified vendors  Non-core manufacturing activities consume capacity and working capital  Opportunity to better utilize plant capacity for higher-value growth   BENEFITS  Targeting 15% – 20% cost savings  Shortened project cycles through reduced lead times  Increased working capital efficiency  Utilized space freed up to support aftermarket sales and refurbishment operations  Background  HLT = Heavy Lifting Technology. IP = Intellectual Property.

 89  Case Study | Tensioners Re-sourcing and Stocking  Established a repeatable playbook for adjacent product families  Our solution  Re-sourced to a low-cost region to strengthen cost competitiveness  Increased EOQs and stocking protocols to enhance product availability and fulfillment  Insufficient stocking protocols limited availability, responsiveness, and sales conversion  Constrained by high costs and gaps in lead times  BENEFITS  Increased funnel by 6x  Improved win rate by25% – 35%  Represents $1.4M – $2.2M improvement in annual sales  Background  EOQ = Economic Order Quantity.

 90  Key Takeaways  PEP = Powering Enerpac Performance.  Executing PROPEL’s EXPAND pillar through PEP-driven productivity improvements, footprint optimization, and margin expansion  3  Driving structured monthly operating system to offset inflation and deliver optimal cost basis  4  Centralizing professional sourcing function to leverage scale and deliver sustainable margin expansion  2  Leveraging data-driven decision making to drive business and financial acumen, continuous improvement mentality, and disciplined execution  1

 Financial Framework for a High-quality Industrial Compounder  91  Darren Kozik  EVP and CFO  2026 INVESTOR DAY |

 92  Key Messages  01  Increasing exposure to higher-growth, higher-margin end markets and geographies  1  Investing in high-return, organic opportunities to accelerate long-term profitable growth  2  Delivering a durable financial algorithm through disciplined execution, strong cash generation, and increasing returns  3  Leveraging disciplined capital allocation strategy to build a high-quality industrial compounder  4  Introducing financial targets that demonstrate our earnings power and shareholder value creation potential  5

 High-Quality Industrial Compounder  Sustainable Growth  Margin Expansion  Increasing Returns  93  A Strong Financial foundation to accelerateour next phase of value creation  Proven execution and financial strength Fuel long-term shareholder value  Track Record ofStrong Execution  Significant Improvements in Profitability, Earnings, Returns, and Cash Generation  +  StrengthenedFinancial Position  Capital-Light Business Model, Disciplined Capital Allocation, and Balance Sheet Flexibility Support Continued Investment and M&A  +  =

# TRACK RECORD OF EXECUTION AND STRONG RESULTS

## EFFECTIVE CAPITAL DEPLOYMENT

- Activate and leverage strong balance sheet to deploy capital efficiently
- Prioritize organic growth investment and value-creating M&A
- Invest in industry-leading portfolio with a focus on new product innovation

## OPERATIONAL DISCIPLINE

- Support capital and product investments for highest ROIC opportunities
- Apply consistent processes and rigor as business scales profitability



NET SALES ($M)
3% CAGR
$571
$598
$590
$617
$652
FY22
FY23
FY24
FY25
FY26
ADJ. EBITDA[1] ($M) & ADJ. EBITDA MARGIN[1] (%)
17% CAGR | +920 bps
$83
$136
$147
$154
$154
14.5%
22.8%
25.0%
24.9%
23.7%
FY22
FY23
FY24
FY25
FY26
ADJ. DILUTED EPS[1]
23% CAGR
$0.81
$1.45
$1.72
$1.81
$1.87
FY22
FY23
FY24
FY25
FY26
ROIC[2]
5.6%
13.0%
14.1%
13.5%
12.6%
FY22
FY23
FY24
FY25
FY26

Note: All charts exclude SFE Group. [1] Non-GAAP measure. See reconciliation to GAAP measure included in the Appendix. [2] Based on CAPIQ definition calculated as EBIT x (1 - 37.5%) / average total capital.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 94

 95  Capital-light model supports growth investment and strong Free Cash Flow Generation  Note: All charts exclude SFE Group. 1 Higher capex in FY25 primarily due to one-time investments for the buildout of our new headquarters. 2 Non-GAAP measure. See Appendix for reconciliation to the comparable GAAP measure. 3 Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income.  Capital Expenditures ($M)  Disciplined Capital Allocation in Asset-Light Model  Free Cash Flow2 ($M)Improving Cash Flow via Net Working Capital Efficiencies  119% CUMULATIVE FREE CASH FLOW CONVERSION3  1  29% CAGR

# BALANCED APPROACH TO CAPITAL ALLOCATION

## HISTORICAL USES OF CASH

(FY22 – FY26)[1]



1%
7%
37%
$874M
55%
Capital Expenditures
Share Repurchases
M&A
Dividend

## GO-FORWARD PRIORITIES

| | |
|---|---|
| **Capital Expenditures** | • R&D and product innovation to support growth<br>• Plant automation and productivity<br>• Enterprise system enhancements |
| **M&A** | • Attractive end markets / geographies and adjacencies<br>• Recurring revenue opportunities<br>• Premium brands with strong financial profiles |
| **Share Repurchases** | • Active in market and opportunistically return capital to shareholders<br>• ~$200M current Board authorization (approved October 2025); ~$120M remaining |
| **Dividend** | • Maintain appropriate annual dividend, currently $0.04/share, and pay out ~$2M annually |

[1] FY26 includes legacy Enerpac Tool Group and purchase price of SFE Group prior to any post close adjustments

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 96

# STRONG AND FLEXIBLE BALANCE SHEET

## NEW CREDIT FACILITY SIGNED OCTOBER 16, 2026

- ✓ Renewed and expanded credit facility maturing October 16, 2031
- ✓ New 5-year facility **increases capacity to $850M** consisting of a $300M term loan and $550M revolver
- ✓ **Additional $425M accordion** feature provides the option for future M&A
- ✓ **Strong bank support** with key lenders increasing commitments
- ✓ New facility enables us to **continue funding our capital allocation priorities**

## NET DEBT TO ADJUSTED EBITDA[1]

Track Record of Managing Leverage At or Below Targeted Range While Driving M&A Model



0.9
0.6
0.2
0.3
0.1
2.3
~2.0
1.5x – 2.5x Target Range
FY22
FY23
FY24
FY25
FY26
PF FY26²
FY27E

**FLEXIBLE CAPITAL STRUCTURE AND HISTORY OF DISCIPLINED LEVERAGE**

[1] Calculated in accordance with the terms of the new credit facility signed on October 16, 2026. [2] The estimated net leverage ratio is based on estimates of the Company's consolidated net debt at closing following the acquisition of SFE Group, reflecting the application of cash and borrowings at closing to fund the acquisition, and of the Company's adjusted EBITDA for the twelve months ended August 31, 2026 plus an additional $44M of adjusted EBITDA to reflect the pro forma contribution of SFE Group.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 97

# EXECUTING A DISCIPLINED M&A STRATEGY

## STRATEGIC FILTERS

- Improves Overall Market Position
- Extends Customer / End Market Reach
- Presents Clear Operational Efficiencies / Meaningful Synergies
- Enhances Technology and Innovation
- Offers Premium Brand Platform with High-Quality Products
- Demonstrates Track Record of Organic and Inorganic Growth
- Enables Delivery of Attractive ROIC

## FINANCIAL CRITERIA

- Focus on DCF Model Analysis
- ROIC > WACC by Year 3
- >40% Gross Margins[1]
- Accretive to Adj. EPS within 2 Years

**REMAIN FOCUSED ON IMPROVING MARKET POSITION AS A LEADING PURE PLAY INDUSTRIAL TOOLS AND SOLUTIONS PROVIDER**

DCF = Discounted Cash Flow. WACC = Weighted Average Cost of Capital. [1] Or ability to achieve within 2 – 3 years.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 98

# M&A STRATEGY IN ACTION: SFE GROUP SCORECARD

SFE
SPECIALIZED FABRICATION EQUIPMENT GROUP

## Transaction Snapshot

| | |
|---|---|
| Closed | October 28, 2026 |
| Purchase Price[1] | ~$472M |
| TTM FY26 Adj. EBITDA Multiple[2] | 10.6x |
| TTM FY26 Adj. EBITDA Multiple, Including Synergies Expected to be Realized within 3 Years | 9.5x |
| TTM FY26 Sales[2] | ~$170M |
| TTM FY26 Adj. EBITDA[2] | ~$44M |

## Strategic Criteria

| | |
|---|---|
| Improves Overall Market Position | ✓ |
| Extends Customer / End Market Reach | ✓ |
| Presents Clear Operational Efficiencies / Meaningful Synergies | ✓ |
| Enhances Technology and Innovation | ✓ |
| Offers Premium Brand Platform with High-Quality Products | ✓ |
| Demonstrates Track Record of Organic and Inorganic Growth | ✓ |
| Enables Delivery of Attractive ROIC | ✓ |

## Financial Criteria

| | |
|---|---|
| ROIC > WACC by Year 3 | ○ |
| >40% Gross Margins | ✓ |
| Accretive to Adj. EPS within 2 Years | ○ |

## VALUE CREATION AND INTEGRATION PROGRESS

✓ **Integration execution on track vs. planned timeline following close**

- Integration governance and cross-functional execution teams established
- Synergy owners identified across PEP, sourcing, ECX, and commercial initiatives

✓ **Revenue synergy opportunities underway**

- Expanding national accounts across combined customer base
- Leveraging Enerpac's distribution network to broaden SFE reach
- Accelerating commercialization through Enerpac's global platform

✓ **Financial value creation**

- Targeting $4M – $6M of Adj. EBITDA synergies by year 3
- Benefits expected from both revenue growth and cost / sourcing opportunities
- Execution supports EPS accretion and ROIC > WACC underwriting objectives

***Disciplined Underwriting and Integration Execution Drive Attractive Returns and Advance Our Evolution to Become a Pure-Play Industrial Compounder***

PEP = Powering Enerpac Performance. ECX = Enerpac Commercial Excellence. WACC = Weighted Average Cost of Capital.
[1] Includes $20M of restricted stock units awarded to key SFE Group personnel in lieu of cash payment of transaction bonuses owed by seller of SFE Group. [2] For TTM Mar-26.

ENERPAC TOOL GROUP ○ On Track to Achieve
2026 INVESTOR DAY | 99

 100  Growing Cash Flow strengthens Balance Sheet and increases Capital Deployment Capacity  1 The estimated net debt is based on estimates of the Company’s consolidated net debt at closing following the acquisition of SFE Group, reflecting the application of cash and borrowings at closing to fund the acquisition.  CAPITAL ALLOCATION HIGHLIGHTS  Will Exercise Discipline in Increasing Leverage Up to ~3xfor Compelling Opportunities  Net DEBT CAPACITY ($M)  Cash flow and balance sheet provide flexibility to pursue   meaningful organic / inorganic investment  Cash flow and balance sheet provide flexibility to pursue   meaningful organic / inorganic investment  Increase in Free Cash Flow results from EBITDA growth  Balance sheet flexibility provides additional capital availability  Increased liquidity enables flexibility to invest in growth  Near term opportunities focused on bolt-ons and longer term in position for larger deals

 101  A Sharpened Long-term Profitable Growth Strategy to become an industrial compounder  GROW  in Attractive End Markets with Commercial Excellence  Lifecycle Valuevia Service  DIFFERENTIATE   through Product-First, Application-LedInnovation  EXPAND  through Operational Excellence Initiatives, including Inventory Management andService Expansion  ENABLED BY POWERING ENERPAC PERFORMANCE (PEP) ANDDISCIPLINED CAPITAL ALLOCATION TO EXPAND MARGINS

# PORTFOLIO DIVERSIFICATION TO DRIVE GROWTH



FY22
FY26
PF FY26
Cortland Industrial¹ & Biomedical
8%
Cortland Biomedical
4%
BUSINESSES
100%
100%
79%
21%
3%
Cortland Biomedical
Legacy Enerpac Tool Group
SFE
GEOGRAPHY
39%
49%
12%
39%
49%
12%
35%
54%
11%
Americas
APAC
EMEA
END MARKET
8%
9%
10%
9%
37%
27%
14%
4%
16%
11%
36%
19%
8%
12%
14%
17%
30%
19%
Industrial & MRO
Refining & Petrochemical
Specialized Applications²
Power Generation
Infrastructure
Other

## KEY GROWTH DRIVERS

- Diversifying business portfolio to drive a more balanced and resilient revenue mix
- Strengthening product-led revenue mix (85% of PF FY26 net sales) with the addition of SFE's complementary product portfolio
- Increasing exposure in Americas to capture macro and secular tailwinds
- Investing organically and inorganically while driving ECX-led share gains in targeted end markets

PF = Pro Forma includes SFE Group net sales for TTM Mar-26. MRO = Maintenance, Repair, and Operation. ECX = Enerpac Commercial Excellence. [1] Cortland Industrial was divested in July 2023. [2] Includes Mining, Data Centers, Heavy Equipment, and Aerospace & Defense.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 102

# MULTIPLE LEVERS FOR MARGIN EXPANSION

| | | PROOF POINTS |
|---|---|---|
| **Sales Growth**<br>Commercial Excellence (ECX) | • Win share in targeted, attractive end markets<br>• Leverage pricing excellence to enhance value capture and profitable growth | **Fehmarnbelt Tunnel:** early engagement turned a first order into a multi-year program |
| **Innovation**<br>Product-first, Platform-led | • Standardize core platforms<br>• Configure for application<br>• Drive faster launches at lower cost per unit | **Platform Standardization:** standardize across case platform, battery, and DTA platforms and configure for application |
| **Gross Margin**<br>PEP Operating System | • Leverage central sourcing and VA/VE program<br>• Drive improved capacity utilization via strategic outsourcing and footprint optimization<br>• Focus on SKU and portfolio discipline | **Heavy-lift Outsourcing:** non-core subassemblies moved to partners, freeing plant capacity for growth |
| **SG&A & Automation**<br>Lean, Scalable, & AI-enabled | • Instill disciplined staffing and SG&A management as business scales<br>• Scale shared services<br>• Incorporate AI in quoting, close, and back office | **India CoE:** operates HR, IT, and Finance in one hub on standard processes, which is the base for automation |

**+920 BPS ADJ. EBITDA MARGIN IMPROVEMENT SINCE FY22 WITH CONTINUED MOMENTUM**

PEP = Powering Enerpac Performance. ECX = Enerpac Commercial Excellence. CoE = Center of Excellence. VA/VE = Value Analysis and Value Engineering.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 103

# STRONG BUSINESS MODEL AND OPERATING LEVERAGE

## EPAC COST STRUCTURE

**~60% Variable**

- Material
- Distribution
- Labor
- Logistics, fuel, and utilities
- Executive compensation aligned with shareholder interests

**~40% Fixed**

- Overhead and facility spend
- Core FTE spend; IT infrastructure
- Depreciation and amortization

## WHEN SALES GROW

Growth Flows through to EBITDA

**EBITDA Flowthrough**
**~40%**
**Incremental[1]**

- **Capacity already in place:** consolidated footprint can absorb more volume without new sites
- **Capital-light-growth:** adding volume requires little new investment in plants or equipment
- **Scalable support platform:** ECX, India CoE, and systems built; SG&A grows slower than sales

## IF MARKETS TURN

Costs Flex with Demand

**EBITDA Flowthrough**
**~25%**
**Target Decremental**

- **Variable cost base:** materials, freight, and outsourced subassemblies move with volume
- **Compensation tied to results:** incentives adjust automatically with sales, EBITDA and FCF results
- **Agile resourcing:** temporary labor, service crews, hiring, and discretionary spend flex quickly

**SCALABLE COST STRUCTURE SUPPORTS EBITDA GROWTH AND FLEXIBILITY THROUGH CYCLES**

FTE = Full-Time Employee. ECX = Enerpac Commercial Excellence. CoE = Center of Excellence. FCF = Free Cash Flow. [1] The natural expected incrementals prior to any additional growth investments (e.g., PROPEL).

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 104

 105  FY27 guidance  1 Non-GAAP measure. Reconciliation of Adjusted EBITDA and Adjusted Diluted EPS is not currently practicable due to purchase price accounting, and is therefore currently   not provided. 2 Depreciation and amortization guidance excludes the impact of SFE purchase accounting.   Assumptions  Depreciation & Amortization2  $26M – $30M  Interest Expense  $30M – $34M  Capex as% of Sales  2% – 3%  Adj. Tax Rate  22% – 26%  Share Count  51M – 52M  Key FX Rates  $1.13/1€ | $1.33/1£  Tariffs  No Substantial Change  Net Sales  $825M – $845M  Organic Growth1  4% – 6%  Adj. EBITDA1  $195M – $205M  Adj. Diluted EPS1  $2.00 – $2.15  FY27 GUIDANCE INCLUDES ~10 MONTHS OF SFE GROUP

 106  FY30 Financial Targets  1 Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income.  2% – 3%  Market Growth Rate  ~25%  Effective Tax Rate  ~2%  Capex as % of sales  $1.13/1€ | $1.33/1£  Key FX Rates  4% – 6%  Organic Growth CAGR  (FY26 – FY30E)  10% – 13%  Adj. Diluted EPS CAGR(FY26 – FY30E)  +200 – 300 bps  Above-Market Growth  >100%  Free Cash FlowConversion1  ASSUMPTIONS

 107  Propel drives 200 – 300 bps sales growthabove market and margin expansion  HLT = Heavy Lifting Technology.1 Pro Forma data includes SFE Group as of TTM Mar-26.   ~$8221  $65 – $100  GROW  PRO FORMA FY26 – fY30E Net Sales bridge ($M)  Adjusted EBITDA Margin  ~24%   ~40 bps  ~50 bps  ~30 bps  ~50 bps  25.5% – 26.0%  Additional Upside through Potential M&A Opportunities  DIFFERENTIATE  EXPAND  $35 – $50  $20 – $30   $15 – $20  4% – 6%  Standard Product  FY26 – FY30EGrowth  ~$1B  MARKET GROWTH  4% – 6% Organic Growth CAGR  Commercial Execution  Innovation  Operational Excellence and Service Initiatives  6% – 8%  HLT  2% – 3%  Service

# BALANCED INCENTIVE STRUCTURE

## ALIGNED WITH PROFITABLE GROWTH AND SHAREHOLDER RETURNS

### SHORT-TERM
**Incentive Plan**

*Annual Bonus Based on 1-Year Performance Period*

| Weight | Metric |
|---|---|
| 1/4 | Free Cash Flow Conversion[1] |
| 1/4 | Adjusted EBITDA Margin |
| 1/4 | Adjusted EBITDA |
| 1/4 | Organic Sales Growth |

### LONG-TERM
**Performance Shares**

*Equity Incentives Over 3-Year Performance Period*

| Weight | Metric |
|---|---|
| 1/3 | Adjusted EPS |
| 1/3 | ROIC[2] |
| 1/3 | Relative TSR |


ENERPAC

Note: Above also applies to SFE executives that have joined EPAC. TSR = Total Shareholder Return. [1] Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income. [2] ROIC for purposes of this calculation is adjusted EBITDA, calculated in a manner consistent with adjusted EBITDA as presented by the Company in its quarterly and annual earnings announcements, which may be further adjusted for certain items selected by the Committee that it believes do not reflect normal operating conditions, divided by the sum of shareholders' equity and net debt defined as the total of long-term and current debt less cash. Such measures in the calculation of ROIC may be further adjusted to reflect the impact of any acquisitions and dispositions effected during the three-year measurement period.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 108

# STRONG FINANCIAL PERFORMANCE SUPPORTS COMPELLING INVESTMENT OPPORTUNITY



PROFITABILITY
Adj. EBITDA Margin[1] (FY25)
22.8%
25.0%
Peer Median
EPAC
Adj. EBITDA Margin[1] Expansion (FY22 – FY25)
219 bps
1,212 bps
Peer Median
EPAC
CASH GENERATION
FCF CAGR[2] (FY22 – FY25)
16.9%
28.5%
Peer Median
EPAC
RETURNS
ROIC[3] (FY25)
9.3%
13.5%
Peer Median
EPAC
REPORTED GROWTH
Net Sales CAGR[4] (FY22 – FY25)
3.6%
2.6%
Peer Median
EPAC
EPAC ORGANIC GROWTH
Organic Sales CAGR[5] (FY22 – FY26)
2.8%
4.1%
(2.7%)
Total EPAC
EPAC Product
EPAC Service
85% of PF FY26 Net Sales[7]
VALUATION
EV / NTM[1,6] EBITDA (EV as of 10/30/26)
14.0x
13.6x
Peer Median
EPAC

Peer Median consists of AMETEK, Atlas Copco, Columbus McKinnon, Crane, Dover, Eaton, Emerson, ESAB, Fastenal, Fortive, Graco, Helios, Husqvarna, IDEX, Illinois Tool Works, Ingersoll Rand, Kadant, Kennametal, Lincoln Electric, MSA Safety, Nordson, Parker-Hannifin, Pentair, Regal Rexnord, Snap-on, Stanley Black & Decker, Techtronic, W.W. Grainger, Zurn Elkay. [1] Adjusted EBITDA as presented is the amount reported as "EBITDA" by Capital IQ, which indicates that such amounts reflect adjustments for unusual items; amounts presented for EPAC are per Capital IQ and differ from adjusted EBITDA reported by the Company. [2] Per Capital IQ FCF = Cash from operations – capital expenditures. [3] Per Capital IQ Return on Capital calculated as EBIT x (1 - 37.5%) / avg. total capital. [4] As reported, including acquisitions and FX. [5] Organic sales is a non-GAAP measure and excludes the impact of foreign exchange rates and acquisitions and dispositions identified in the accompanying reconciliations to GAAP measures. [6] NTM EBITDA = Capital IQ consensus EBITDA estimate, next twelve months as of 10/30/2026. EPAC is inclusive of Pro Forma SFE Debt. [7] Pro Forma data includes SFE Group as of TTM Mar-26.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 109

# VALUE CREATION ENGINE ENABLED BY PROPEL FY26 – FY30

PROPEL
ELEVATING PERFORMANCE

## GROWTH DRIVERS

*4% – 6%*
*Organic Growth CAGR*

**GROW**
in Attractive End Markets with Commercial Excellence

Lifecycle Value via Service

**DIFFERENTIATE**
through Product-First, Application-Led Innovation

## + PROFITABILITY ENABLERS

*+150 – 200 bps*
*Margin Expansion*

**EXPAND**
through Operational Excellence Initiatives, including Inventory Management and Service Expansion

## + FINANCIAL DIFFERENTIATORS

*>100%*
*Free Cash Flow Conversion Over Period*[1]

- Capital-light model; robust cash generation
- Flexible balance sheet and disciplined capital allocation

## = HIGH-QUALITY INDUSTRIAL COMPOUNDER

- Compounding earnings growth
- Significant value creation through the cycle



[1] Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income.

ENERPAC TOOL GROUP

2026 INVESTOR DAY | 110

 Closing remarks: Invest with Us  111  Paul Sternlieb  President and CEO  2026 INVESTOR DAY |

# WHY INVEST IN ENERPAC

1. **Delivering Mission-Critical Industrial Solutions**
   through highly engineered equipment, applications expertise, and innovation into attractive end markets benefiting from favorable secular growth tailwinds

2. **Advancing from ASCEND to PROPEL**
   next-generation profitable growth strategy with systems and processes to enable greater commercial and operational excellence

3. **Expanding Technology and Market Leadership**
   through differentiated solutions and deeper penetration of attractive end markets

4. **Driving Sustainable Top-Quartile Returns**
   through consistent execution, competitive advantages, and disciplined capital allocation

5. **Sharpening Execution with Experienced and Empowered Management Team**
   and clear strategy to accelerate above-market growth in a ~$5.5B SAM

## FY30 FINANCIAL TARGETS

**4% – 6%**
Organic Growth CAGR
(FY26 – FY30E)

**+200 – 300 bps**
Above-Market Growth

**10% – 13%**
Adj. Diluted EPS CAGR
(FY26 – FY30E)

**>100%**
Free Cash Flow Conversion[1]

SAM = Serviceable Addressable Market. [1] Free Cash Flow Conversion defined as Free Cash Flow / GAAP Net Income.

ENERPAC TOOL GROUP
2026 INVESTOR DAY | 112

Q&A Session  113

 appendix  114  Reconciliations of non-GAAP measures

 115  Reconciliation of non-GAAP measures  ($ IN MILLIONS, EXCEPT PER SHARE)

 116  Reconciliation of non-GAAP measures  ($ IN MILLIONS, EXCEPT PER SHARE)

 117  Reconciliation of non-GAAP measures  (1) Approximately $0.6 million of the Q4 fiscal 2023 and $0.4 million of the Q4 fiscal 2024 restructuring charges were recorded in cost of products sold.  (2) Minimal amounts of M&A charges are recorded in cost of products sold in Q2 and Q4 fiscal 2026 and Q2 fiscal 2025.  (3) EBITDA represents net earnings from continuing operations before financing costs, net, income tax expense, and depreciation & amortization. Neither EBITDA nor adjusted EBITDA are calculated based upon generally accepted accounting principles (“GAAP”). The amounts included in the EBITDA and adjusted EBITDA calculation, however, are derived from amounts included in the Company’s consolidated statements of earnings. EBITDA and adjusted EBITDA should not be considered as alternatives to net earnings, operating profit or operating cash flows. The Company has presented EBITDA and adjusted EBITDA because it regularly reviews these performance measures. In addition, EBITDA and adjusted EBITDA are used by many of our investors and lenders, and are presented as a convenience to them. The EBITDA and adjusted EBITDA measures presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.  (4) Adjusted earnings from continuing operations and adjusted diluted earnings per share represent net earnings and diluted earnings per share per the Company’s consolidated statements of earnings net of charges or credits for items to be highlighted for comparability purposes. These measures are not calculated based upon GAAP and should not be considered as an alternative to net earnings or diluted earnings per share or as an indicator of the Company’s operating performance.  (5) Management does not provide guidance on certain GAAP financial measures as we are unable to predict and estimate with certainty items such as potential impairments, refinancing costs, business divestiture gains/losses, discrete tax adjustments, or other items impacting GAAP financial metrics. As a result, we have included only those items about which we are aware and are reasonably likely to occur during the guidance period covered.  For all reconciliations of GAAP measures to Non-GAAP measures, the summation of the individual components may not equal the total due to rounding. With respect to the earnings per share reconciliations the impact of share dilution on the calculation of the net earnings or loss per share and discontinued operations per share may result in the summation of these components not equaling the total earnings per share from continuing operations.

 appendix  118  SPEAKER Biography

 119  Paul Sternlieb joined Enerpac Tool Group as President & CEO in October 2021. Before joining Enerpac Tool Group, Paul served as EVP & President, Protein at JBT Corporation. Prior to this Paul was Group President, Global Cooking Equipment within the Food Equipment Group segment of Illinois Tool Works and Vice President & General Manager with Danaher, where he led a division within the industrial technologies segment. Prior to these Paul held senior marketing and strategy roles at H.J. Heinz, in both the US and Europe, and he was also an Engagement Manager with McKinsey & Company where he led marketing and growth strategy projects for clients in both the US and Europe. Paul currently serves on the Board of Directors for Kennametal Inc. (NYSE: KMT), a global industrial technology leader in materials science, tooling, and wear resistant solutions. He also serves on the Board of Directors for National Association of Manufacturers (NAM), Children’s Wisconsin (a private, independent, not-for-profit health care system dedicated solely to the health and well-being of children) and the Metropolitan Milwaukee Association of Commerce (MMAC), as well as the Board of Trustees for Manufacturers Alliance. As a graduate of the Jerome Fisher Program in Management & Technology, Paul holds dual bachelor’s degrees, in Economics and Computer Science, from the University of Pennsylvania. He received his MBA from the Wharton School, where he graduated as a Palmer Scholar.  PAUL STERNLIEB  PRESIDENT AND CEO

 120  Darren joined Enerpac Tool Group as Executive Vice President and Chief Financial Officer in October 2024. Before joining Enerpac, Darren was SVP, Global Corporate Finance for ManpowerGroup, where he led their global financial planning & analysis, mergers & acquisitions, treasury, procurement, and investor relations functions. Prior to ManpowerGroup, Darren was the CFO of Mortara Instrument, where he led all aspects of the finance organization and subsequently was the VP & General Manager responsible for the overall business. Earlier in his career, he worked in roles of increasing scope and global responsibility at the General Electric Company. Darren holds a BSBA in Economics from Saint Louis University and an MBA from the Kellogg School of Management at Northwestern University.  DARREN KOZIK  EVP AND CFO

 121  Eric joined Enerpac Tool Group as the Executive Vice President – Operations in July 2024 and leads all aspects of Enerpac’s global operations, including oversight for manufacturing, procurement, logistics, continuous improvement, quality, and reliability. Prior to joining Enerpac, Eric was SVP Supply Chain for Mohawk Industries. Before his time at Mohawk, Eric was SVP Global Operations & Supply Chain for Briggs & Stratton and held global operations leadership roles at SPX Corporation and IDEX Corporation. He has extensive experience building, developing, and optimizing the performance of world-class operations teams. Eric served as an Infantry Officer in the Marine Corps and holds an MBA from University of Phoenix and a Bachelor of Science in Education from Northern Illinois University.  ERIC CHACK  EVP, OPERATIONS

 122  Mart Hinnen joined Enerpac Tool Group in March of 2008 and has been promoted into roles of increasing responsibility since then, including General Manager of Heavy Lifting Technology (HLT) & Machining in May of 2018, leading ASCEND (the company’s Enterprise transformation program) in April of 2022, Vice President of Innovation as of January of 2024; and most recently to Executive Vice President of Innovation and Heavy Industrial Technologies. Prior to joining Enerpac, Mart was an Internal Auditor at AXA. He has a proven track record of driving success through business transformations and market-leading innovation programs. Mart holds master’s degrees in Industrial Engineering and Management from the University of Twente (Netherlands), in IT Auditing from the University of Amsterdam (Netherlands), and in Finance & Control from the University of Nyenrode (Netherlands).  EVP OF INNOVATION AND HEAVY INDUSTRIAL TECHNOLOGIES  MART HINNEN

 123  Phil Jefferson joined Enerpac Tool Group as the President of the Europe, Middle East, and Africa (EMEA) Region in June of 2023; was promoted to Regional President, Americas & EMEA, in November of 2024; and most recently to Executive Vice President, Chief Commercial Officer in May of 2026. Prior to joining Enerpac, Phil held senior commercial leadership roles at Honeywell International, Fujitsu Services, and Motorola Solutions. He has a proven track record in recruiting, developing, and leading high performing commercial teams. Phil holds a bachelor’s degree from the University of Birmingham (UK).  PHIL JEFFERSON  EVP, CHIEF COMMERCIAL OFFICER

 124  Vinay Varma joined Enerpac Tool Group upon its acquisition of SFE Group, where he served as Chief Executive Officer, leading the company’s global growth, strategic acquisitions, and operational transformation. Prior to SFE Group, Vinay was Vice President & General Manager of Oil, Gas & Chemicals at Eaton Corporation, where he led the global Energy vertical. Before Eaton, he served as Senior Vice President of the Energy Segment at Hilti Corporation, with global responsibility for the Oil & Gas (Onshore) business. Earlier in his career, Vinay held various leadership positions of increasing scope and responsibility across multinational organizations. Vinay holds Bachelor’s and Master’s degrees in Mechanical Engineering, and an MBA with Honors from the University of Chicago Booth School of Business.  VINAY VARMA  PRESIDENT, SFE